NEW AGE ALPHA FUNDS TRUST

Supplement

dated January 31, 2025

to

the Prospectus and Statement of Additional Information (“SAI”)

dated January 28, 2025

The Board of Trustees (the “Board”) of New Age Alpha Funds Trust (the “Trust”) has approved a reverse share split of the issued and outstanding shares of the following classes and series of the Trust (each, a “Fund” and collectively, the “Funds”), pursuant to which shareholders will receive one share in exchange for the number of shares of each Fund they currently own, as follows:

Fund Name	Share Class	Split Ratio (New to Old Shares)
NAA Opportunity Fund	A	1 for 1.5
NAA Opportunity Fund	C	1 for 2
NAA Opportunity Fund	P	1 for 1.5
NAA Large Core Fund	C	1 for 3
NAA Mid Growth Fund	C	1 for 3
NAA SMid Cap Value Fund	C	1 for 2
NAA SMid Cap Value Fund	Institutional	1 for 8

Shareholders of record in the above share classes of each Fund at the close of business on April 1, 2025, will participate in the reverse stock split. The reverse share split is scheduled to occur after the markets close on April 1, 2025, with shares being offered on a split-adjusted basis after April 2, 2025.

As a result of the reverse share split, a multiple of shares owned by each Fund, as specified in the above chart (i.e., one-and-a-half, two, three, or eight), will be exchanged for one share. Accordingly, the reverse share split will have the effect of reducing the number of each Fund’s issued and outstanding shares in such class and proportionately increasing the net asset value (“NAV”) per share of the share class of each Fund. The market value of each Fund’s issued and outstanding shares will remain the same. The reverse share split provides shareholders of the share class of each Fund with fewer shares of the Fund, but the value of a shareholder’s investment in the Fund will not change due to the reverse share split. In addition, the reverse share split will not affect any shareholder’s rights, preferences, or privileges associated with each Fund’s issued and outstanding shares. The total dollar value of your investment in the Fund will be unchanged. The reverse stock split is not a taxable event, nor will it impact the Fund’s holdings or performance.

The tables below illustrate the effect of a hypothetical one-for-one-and-a-half reverse share split, one-for-two reverse share split, one-for-three reverse share split, and one-for-eight reverse share split on a shareholder’s investment (actual NAV, shares, and market price may vary):

Hypothetical One for One-and-a-Half Reverse Share Split (1:1.5 or 1-for-1.5)

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value (based on hypothetical NAV)
Pre-reverse stock split	150	$10	$1,500
Post-reverse stock split	100	$15	$1,500

Hypothetical One for Two Reverse Share Split (1:2 or 1-for-2)

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value (based on hypothetical NAV)
Pre-reverse stock split	200	$10	$2,000
Post-reverse stock split	100	$20	$2,000

Hypothetical One for Three Reverse Share Split (1:3 or 1-for-3)

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value (based on hypothetical NAV)
Pre-reverse stock split	300	$10	$3,000
Post-reverse stock split	100	$30	$3,000

Hypothetical One for Eight Reverse Share Split (1:8 or 1-for-8)

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value (based on hypothetical NAV)
Pre-reverse stock split	800	$10	$8,000
Post-reverse stock split	100	$80	$8,000

Questions regarding the reverse share split may be directed to the Funds at (833) 840-3937.

You should read this Supplement in conjunction with the Prospectus and SAI dated January 28, 2025, each as may be amended from time to time, which provides information that you should know about the Funds. These documents are available upon request and without charge by calling the Funds at (833) 840-3937 or the Funds’ website at www.naafunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE